                                                                    EXHIBIT 10.4

         FIRST AMENDMENT TO THE UNITRIN, INC. PENSION EQUALIZATION PLAN as amended and restated effective January 19, 1995

         WHEREAS, Unitrin, Inc. (the "Company") maintains the Unitrin, Inc. Pension Equalization Plan (the "Plan") for the purpose of providing benefits in excess of those which may be provided under the qualified retirement plans maintained by Unitrin, Inc. and its affiliates, due to limitations imposed by the Internal Revenue Code of 1986, as amended;

         WHEREAS, Section 6.1 of the Plan gives the Company, pursuant to a resolution adopted by its Board of Directors, the authority to amend the Plan;

         WHEREAS, the Board of Directors of the Company has approved this First Amendment to the Plan;

         NOW, THEREFORE, the Plan is hereby amended as of January 1, 2002 as follows:

         1. Section 3.1(a) of the Plan is amended in its entirety to read as follows:

                  "(a) the monthly amount of the Qualified Plan Retirement Benefit to which the Participant would have been entitled if such Benefit were computed: (1) without giving effect to the limitations on benefits imposed by application of Code Section 415 (and in the case of a Top Hat Participant, Code Section 401(a)(17)) to plans to which those Sections apply and (2) by modifying the compensation used to determine such Benefit by including in compensation any amount which a
                         ---------
         Participant elected to have deducted from his compensation on a pre-tax basis and contributed to a nonqualified deferred compensation plan maintained by the Company or an Affiliate and excluding from
                                                       ---------
         compensation any benefits paid or payable to the Participant under such deferred compensation plan;

                  LESS"

         2. Section 4.1(a) of the Plan is amended in its entirety to read as follows:

                  "(a) the monthly amount of the Qualified Plan Surviving Spouse Benefit to which the Surviving Spouse would have been entitled if such Benefit were computed: (1) without giving effect to the limitations on benefits imposed by application of Code Section 415 (and in the case of a Top Hat Participant, Code Section 401(a)(17)) to plans to which those Sections apply and (2) by modifying the compensation used to determine such Benefit by including in compensation any amount which a
                         ---------
         Participant elected to have deducted from his compensation on a pre-tax basis and contributed to a nonqualified deferred compensation plan maintained by the Company or an Affiliate and excluding
                                                       ---------
         from compensation any benefits paid or payable to the Participant under such deferred compensation plan;

                LESS"

         The Company has executed this First Amendment to the Unitrin, Inc. Pension Equalization Plan on December 17, 2001.



                                                 UNITRIN, INC.



                                                 By:  /s/ David F. Bengston
                                                      --------------------------
                                                 Name:  David F. Bengston
                                                 Title: Vice President

         SECOND AMENDMENT TO THE UNITRIN, INC. PENSION EQUALIZATION PLAN as amended and restated effective January 19, 1995

         WHEREAS, Unitrin, Inc. (the "Company") maintains the Unitrin, Inc. Pension Equalization Plan (the "Plan") for the purpose of providing benefits in excess of those which may be provided under the qualified retirement plans maintained by Unitrin, Inc. and its affiliates, due to limitations imposed by the Internal Revenue Code of 1986, as amended;

         WHEREAS, Section 6.1 of the Plan gives the Company, pursuant to a resolution adopted by its Board of Directors, the authority to amend the Plan;

         WHEREAS, the Board of Directors of the Company has authorized the Plan to be amended to provide that the Board shall have the right to delegate the authority to amend the Plan;

         NOW, THEREFORE, Section 6.1 of the Plan is hereby amended, effective January 1, 2002, by adding the following sentence at the end thereof:

         "Notwithstanding the foregoing, the Board may from time to time by specific resolution delegate its right to amend the Plan to any person or persons and in such event, such person may take such action to amend the Plan in lieu of the Board in accordance with this Section."

         The Company has executed this Second Amendment to the Unitrin, Inc. Pension Equalization Plan on December 17, 2001.



                                                UNITRIN, INC.



                                                By:  /s/ David F. Bengston
                                                     ---------------------------
                                                Name:  David F. Bengston
                                                Title: Vice President